Exhibit 10.10
ESCROW AGREEMENT
     THIS ESCROW AGREEMENT (this “Agreement”), dated as of February 27, 2006 (the (“Closing Date”), among (1) Concho Resources Inc., a Delaware corporation (“Concho Resources”); (2) the stockholders of Concho Equity Holdings Corp., a Delaware corporation (“Concho Holdings”), listed on Schedule I attached hereto, as such schedule may be amended from time to time as contemplated herein (the “Concho Holdings Stockholders”) and (3) James L. Irish, III, or any successor duly appointed in accordance with the terms of this Agreement (the “Escrow Agent”).
     WHEREAS, pursuant to that certain Combination Agreement dated as of February 24, 2006 (the “Combination Agreement”), by and among Concho Resources, Concho Holdings, the Concho Holdings Stockholders and the other signatories thereto, the Concho Holdings Stockholders have agreed to exchange all of the outstanding capital stock of Concho Holdings owned by them for Concho Resources Common Stock;
     WHEREAS, pursuant to the terms of Section 2.1 of the Combination Agreement, each Concho Holdings Stockholder has transferred and assigned to Concho Resources all shares of the outstanding Concho Holdings Preferred Stock then owned by such Concho Holdings Stockholder free and clear of any Liens, and, in exchange therefor such Concho Holdings Stockholder has received 1.5 shares of Concho Resources Common Stock for each share of Concho Holdings Preferred Stock so transferred and assigned; and
     WHEREAS, this Agreement is intended to comply with Revenue Procedure 84-42 and Sections 351 and 368 of the Internal Revenue Code of 1986, as amended;
     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, the parties hereby agree as follows:
     Section 1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings given to them in the Combination Agreement.
     Section 2. Establishment of Escrow.
     (a) The Concho Holdings Stockholders have deposited or caused to be deposited with the Escrow Agent certificates representing 861,501 shares of Concho Resources Common Stock, together with stock powers duly executed in blank by the registered owners thereof. The shares so deposited with the Escrow Agent and such stock powers are referred to as the “Deposit Shares.” The Deposit Shares shall be registered in the name of the respective owners thereof. The Escrow Agent hereby acknowledges receipt thereof.
     (b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Deposit Shares pursuant to the terms and conditions hereof.

     (c) In the event that other persons who are currently holders of preferred stock of Concho Equity Holdings Corp. acquire Concho Resources Common Stock subsequent to the date of this Agreement, such stockholders may be required to deposit Deposit Shares with the Escrow Agent. In such event, such stockholders will execute a counterpart of this Agreement in order to become a Concho Holdings Stockholder and such other documents as may be required by the Escrow Agent, after which time such person shall become Concho Holdings Stockholder for the purposes of this Agreement.
     Section 3. Term. The Deposit Shares shall be held by the Escrow Agent in accordance with the terms of this Agreement from the date of deposit until the Deposit Shares have been disposed of by the Escrow Agent in accordance with this Agreement.
     Section 4. Distribution of Deposit Shares.
     (a) Upon receipt by the Escrow Agent at any time of joint written instructions from the Concho Holdings Stockholders, the Escrow Agent will deliver the Deposit Shares in accordance with such instructions.
     (b) If, on or before the first anniversary of the date of this Agreement (the “Initial Period”), Concho Resources consummates one of the following transactions (the “First Release Condition”):
     (i) a sale of Concho Resources, whether such disposition be by merger, share exchange, consolidation, sale of stock or sale of all or substantially all of its assets (a “Sale”) where the per share price of the Concho Resources Common Stock in such Sale is equal to or greater than $12.00 per share; or
     (ii) an initial public offering of shares of its common stock (an “IPO”), where either:
     (A) the offering price per share (without deduction for fees to underwriters) of the Concho Resources Common Stock in such IPO is equal to or greater than $12.00 per share, or
     (B) the average of the last reported sale prices for the Concho Resources Common Stock as reported by Bloomberg Information Services, Inc. for the thirty (30) consecutive trading days immediately following the initial closing of such IPO is greater than or equal to $14.00 per share, then the Chief Executive Officer of Concho Resources shall promptly, and in any event within ten (10) days after the occurrence of the First Release Condition, give written notice (“Notice”) to the Escrow Agent of the occurrence and satisfaction of the First Release Condition, which Notice shall be countersigned by those parties holding at least 50% of the Deposit Shares. Within ten (10) days following receipt by the Escrow Agent of Notice regarding the satisfaction of the First Release Condition, the Escrow Agent shall promptly deliver the Deposit Shares to Concho Resources. Upon receipt of the Deposit Shares, Concho Resources shall promptly, and in any event within ten (10) days after such receipt, cancel the certificates representing the Deposit Shares and issue to the Concho Holdings Stockholders listed on Schedule II hereto certificates representing the number of shares of Concho Resources Common Stock set forth opposite their respective names on Schedule II as the “Released Shares”.
     (c) If the First Release Condition has not occurred during the Initial Period and within 180 days after the termination of the Initial Period (the “Extension Period”) Concho Resources consummates either of the following transactions (the “Second Release Conditions,” together with the First Release Condition, the “Release Conditions”):
     (i) a Sale where the per share price of the Concho Resources Common Stock in such Sale is equal to or greater than $14.00 per share; or
     (ii) an IPO has occurred during the Initial Period, and the average of the last reported sale prices for the Concho Resources Common Stock as reported by Bloomberg Information Services, Inc. for any thirty (30) consecutive trading days during the Extension Period is greater than or equal to $14.00 per share, then the Chief Executive Officer of Concho Resources shall promptly, and in any event within ten (10) days after the occurrence of the Second Release Condition, give Notice to the Escrow Agent of the occurrence and satisfaction of the Second Release Condition, which Notice shall be countersigned by those parties holding at least 50% of the Deposit Shares. Within ten (10) days following receipt by the Escrow Agent of Notice regarding the satisfaction of the Second Release Condition, the Escrow Agent shall promptly deliver the Deposit Shares to Concho Resources. Upon receipt of the Deposit Shares, Concho Resources shall promptly, and in any event within ten (10) days after such receipt, cancel the certificates representing the Deposit Shares and issue to the Concho Holdings Stockholders listed on Schedule II hereto certificates representing the number of shares of Concho Resources Common Stock set forth opposite their respective names on Schedule II as the Released Shares.
     (d) As used in this Agreement, any per share price of Concho Resources Common Stock shall be adjusted to account for any event following the date of this Agreement whereby the outstanding shares of the Concho Resources Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities through recapitalization, reclassification, stock split, split-up, combination or exchange of shares or increase because of any dividends paid in Common Stock.
     (e) The Escrow Agent shall not be required to inquire or make any investigation beyond the bounds of this Agreement in delivering the Deposit Shares.
     Section 5. Release of Deposit Shares. Notwithstanding any provision herein to the contrary, if, within 540 days after the date of this Agreement, the Escrow Agent has not received joint written instructions relating to the disposition of the Deposit Shares pursuant to Section 4(a) or Notice of the occurrence of either of the Release Conditions pursuant to Section 4(b) or 4(c), then the Escrow Agent shall promptly, and in any event within ten (10) days, distribute the certificates representing the Deposit Shares then held in escrow hereunder to the registered owners thereof.
     Section 6. Escrow Agent.

     (a) The duties and responsibilities of the Escrow Agent shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be subject to, nor obligated to recognize, any provision of any other agreement between, or direction or instruction of, any or all of the parties to this Agreement (other than the definitions of capitalized terms that are defined in the Combination Agreement and not otherwise defined herein).
     (b) If any portion of the Deposit Shares are at any time attached, garnished or levied upon under any court order or in case the disposition of the Deposit Shares shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such Deposit Shares or any part thereof, then and in all of such events, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel is binding upon it. If the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties to this Agreement or to any other person by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.
     (c) The Escrow Agent shall not be liable for any act taken or omitted under this Agreement if taken or omitted by it in good faith and in the exercise of reasonable care under the circumstances. The Escrow Agent shall also be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine (including facsimiles thereof).
     (d) The Escrow Agent, and any successor Escrow Agent, may resign at any time as Escrow Agent hereunder by giving at least ten (10) days’ written notice to Concho Resources and the Concho Holdings Stockholders. Upon such resignation and the appointment of a successor Escrow Agent, the resigning Escrow Agent shall be absolved from any and all liability in connection with the exercise of its powers and duties as Escrow Agent hereunder except for liability arising in connection with its gross negligence or willful misconduct. Upon their receipt of notice of resignation from the Escrow Agent, Concho Resources and the Concho Holdings Stockholders shall use reasonable efforts jointly to designate a successor Escrow Agent. In the event Concho Resources and the Concho Holdings Stockholders do not agree upon a successor Escrow Agent within ten (10) days after the receipt of such notice, the Escrow Agent so resigning may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief and any such resulting appointment shall be binding upon all parties hereto. By mutual agreement, the Concho Holdings Stockholders shall have the right at any time, upon not less than five (5) days’ written notice given to the Escrow Agent, to terminate their appointment of the Escrow Agent, or successor Escrow Agent, as Escrow Agent. The Escrow Agent or successor Escrow Agent shall continue to act as Escrow Agent until a successor is appointed and qualified to act as Escrow Agent. A termination under this paragraph shall in no way discharge clause (f) of this Section 6 and Section 7 hereof affecting indemnity and reimbursement of expenses and fees.
     (e) In the event of any conflicting or inconsistent claims or demands being made in connection with the subject matter of this Agreement, or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been settled and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. In addition to the foregoing rights, in the event the Escrow Agent has any doubt as to the course of action it should take under this Agreement, the Escrow Agent is hereby authorized to petition any state district court of competent jurisdiction in Dallas, Texas or the United States District Court of the Northern District of Texas for instructions or to interplead the funds or assets so held (including the Deposit Shares and any investments) into such court. The parties agree to the jurisdiction of either of said courts over their persons as well as the Deposit Shares, waive personal service of process, and agree that service of process by certified or registered mail, return receipt requested, to the address set forth for notice in Section 9(a) of this Agreement shall constitute adequate service.
     (f) CONCHO RESOURCES AND THE CONCHO HOLDINGS STOCKHOLDERS HEREBY AGREE, SEVERALLY AND JOINTLY, TO INDEMNIFY ESCROW AGENT FOR, AND TO HOLD ESCROW AGENT HARMLESS AGAINST, ANY LOSS, LIABILITY OR EXPENSE INCURRED WITHOUT GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH ON THE PART OF ESCROW AGENT, ARISING OUT OF OR IN CONNECTION WITH ESCROW AGENT’S ENTERING INTO THIS AGREEMENT AND CARRYING OUT ESCROW AGENT’S DUTIES HEREUNDER, INCLUDING COSTS AND EXPENSES OF SUCCESSFULLY DEFENDING ESCROW AGENT AGAINST ANY CLAIM OF LIABILITY WITH RESPECT THERETO. ESCROW AGENT MAY CONSULT WITH COUNSEL OF ITS OWN CHOICE AND SHALL HAVE FULL AND COMPLETE AUTHORIZATION AND PROTECTION FOR ANY ACTION TAKEN OR SUFFERED BY IT HEREUNDER IN GOOD FAITH AND IN ACCORDANCE WITH THE OPINION OF SUCH COUNSEL.
     Section 7. Fees and Expenses of Escrow Agent. The Escrow Agent shall (a) be paid a fee of $2,500 for its services under this Agreement, which payment shall be made within five days after the execution hereof, and (b) be entitled to reimbursement for reasonable expenses (including the reasonable fees and disbursements of its counsel) actually incurred by the Escrow Agent in connection with its duties under this Agreement (such fees and expenses being hereinafter referred to collectively as the “Escrow Agent Fees and Expenses”). All Escrow Agent Fees and Expenses shall be paid by Concho Resources.
     Section 8. Voting Rights; Dividends. Notwithstanding anything contained herein to the contrary, for so long as the Deposit Shares shall continue to be held by the Escrow Agent, the beneficial owner of the Deposit Shares, as reflected on the books and records of Concho Resources, shall retain any and all voting rights and the right to receive dividends with respect to such shares. Cash dividends (but not stock dividends) shall be payable directly by Concho Resources to the beneficial owners of the Deposit Shares at their respective addresses set forth opposite such person’s name on Schedule III.

     Section 9. Miscellaneous.
     (a) All notices, requests, consents or other communications required or permitted under this Agreement shall be in writing and shall be delivered by hand, telecopy, overnight delivery service, or first-class mail, postage prepaid, and in each case addressed as follows:
     If to Concho Resources, to:
Concho Equity Holdings Corp.
550 West Texas Avenue, Suite 1300
Midland, Texas 79701
Telephone: (432) 683-7443
Fax: (432) 683-7441
Attention: Mr. David W. Copeland
     with a copy to:
Thompson & Knight LLP
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
Telephone: (214) 969-1700
Fax: (214) 969-1751
Attention: Mr. Joe Dannenmaier
     if to the Escrow Agent, to:
James. L. Irish, III
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
Telephone: (214) 969-1700
Fax: (214) 969-1751
if to the Concho Holdings Stockholders, to the address set forth opposite their respective names on Schedule III.
Any party by written notice to the other parties pursuant to this Section 9(a) may change the address or the persons to whom notices or copies thereof shall be directed.
     (b) This Agreement and the rights and duties hereunder shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of the parties to this Agreement. No rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other parties hereto; provided, however, that the Concho Holdings Stockholders may assign their rights under this Agreement without obtaining the prior written consent of any other party hereto.

     (c) This Agreement may be amended or modified, and any joint notice required hereunder may be given, only by an instrument in writing duly executed by the parties to this Agreement that represent at least (i) 85% of the number of Deposit Shares, and (ii) 85% of the number of Released Shares.
     (d) Any waiver by any party hereto of any breach of or failure to comply with any provision of this Agreement by any other party hereto shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement.
     (e) This Agreement shall be construed and enforced in accordance with and governed by the internal substantive laws of the State of Texas. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement. Unless otherwise stated, references to Sections and Schedules are references to Sections and Schedules of this Agreement.
     (f) Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity other than Concho Resources, the Concho Holdings Stockholders and the Escrow Agent any rights or remedies under, or by reason of, this Agreement.
     (g) This Agreement shall terminate at the time of the final distribution by the Escrow Agent of all Deposit Shares in accordance with the provisions of this Agreement.
     (h) This Agreement shall be executed in one or more counterparts, each of which shall be deemed any original and all of which together shall constitute a single instrument.
     (i) The Escrow Agent hereby waives any and all rights to offset that it may have against the Deposit Shares including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, damages, or other losses that the Escrow Agent may be otherwise entitled to collect from any party to this Agreement.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement in multiple counterparts by its duly authorized officers, as of the day and year first above written.

CONCHO RESOURCES INC.
(a Delaware corporation)

By:	/s/ David W. Copeland
Name:	David W. Copeland
Title:	Vice President

ESCROW AGENT:
/s/ James L. Irish, III

JAMES L. IRISH, III
[Signature Page to Escrow Agreement]

CONCHO HOLDINGS STOCKHOLDERS:

/s/ Timothy A. Leach
Timothy A. Leach

/s/ Steven L. Beal
Steven L. Beal

/s/ David W. Copeland
David W. Copeland

/s/ Curt F. Kamradt
Curt F. Kamradt

/s/ E. Joseph Wright
E. Joseph Wright

/s/ David M. Thomas, III
David M. Thomas, III
[Signature Page to Escrow Agreement]

YORKTOWN ENERGY PARTNERS V, L.P.:

By:	Yorktown V Company, LLC, its general partner

	By:	/s/ W. Howard Keenan

		Name:	W. Howard Keenan

		Title:	Managing Member

YORKTOWN ENERGY PARTNERS VI, L.P.:

By:	Yorktown VI Company LP, its general partner

	By:	Yorktown VI Associates LLC, its general partner

	By:	/s/ W. Howard Keenan

		Name:	W. Howard Keenan

		Title:	Managing Member

WACHOVIA CAPITAL PARTNERS 2004, LLC

By:	/s/ A. Wellford Tabor

	Name:	A. Wellford Tabor

	Title:	Partner

PPM AMERICA PRIVATE EQUITY FUND, L.P.

By:	PPM America Capital Partners, LLC, Its general partner

	By:	/s/ Craig Waslin

		Name:	Craig Waslin

		Title:	Partner

[Signature Page to Escrow Agreement]

MANSEFELDT CONCHO PARTNERS

By:	/s/ Tucker Bridwell

	Name:	Tucker Bridwell

Title:

DIAN GRAVES OWEN FOUNDATION

By:	/s/ Tucker Bridwell

	Name:	Tucker Bridwell

	Title:	Managing Partner

/s/ Tucker Bridwell, by POA

Joseph Edwin Canon

/s/ Tucker Bridwell, by POA

Kade L. Matthews

TEJON ENERGY PARTNERS, L.P.
By: Jimaka, LLC, its general partner

By:	/s/ Tucker Bridwell, by POA

	Name:	Tucker Bridwell

Title:

DODGE JONES FOUNDATION

By:	/s/ Tucker Bridwell, by POA

	Name:	Tucker Bridwell

Title:

[Signature Page to Escrow Agreement]

YALE UNIVERSITY

By:	/s/ David F. Swensen

	Name:	David F. Swensen

	Title:	Chief Investment Officer

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:	The Stanford Management Company

By:	/s/ Larry S. Owen

	Name:	Larry S. Owen

	Title:	Managing Director

THE GENERAL MILLS GROUP TRUST

By:	/s/ Daralyn Peifer

	Name:	Daralyn Peifer

	Title:	Secretary to the General Mills, Inc. Benefit Finance Committee

THE VOLUNTARY EMPLOYEES BENEFICIARY ASSOCIATION TRUST FOR THE GENERAL MILLS AND BAKERY CONFECTIONERY, TOBACCO AND GRAIN MILLERS HEALTH AND WELFARE PLAN

By:	/s/ Daralyn Peifer

	Name:	Daralyn Peifer

	Title:	Secretary to the General Mills, Inc. Benefit Finance Committee

[Signature Page to Escrow Agreement]

Schedule I
Stockholders of Concho Equity Holdings Corp. Participating in the Escrow Agreement
Timothy A. Leach
Steven L. Beal
David W. Copeland
Curt F. Kamradt
E. Joseph Wright
David M. Thomas, III
Yorktown Energy Partners V, L.P.
Yorktown Energy Partners VI, L.P.
Wachovia Capital Partners 2004, LLC
PPM America Private Equity Fund, L.P.
Mansefeldt Concho Partners
Dian Graves Owen Foundation
Joseph Edwin Canon
Kade L. Matthews
Tejon Energy Partners, L.P.
Dodge Jones Foundation
Yale University
The Board of Trustees of the Leland Stanford Junior University
The General Mills Group Trust
The Voluntary Employees Beneficiary Association Trust for the General Mills and Bakery
     Confectionary, Tobacco and Grain Millers Heath and Welfare Plan

Schedule II
DEPOSIT SHARES

Name	Deposit Shares	Released Shares
Timothy A. Leach		258,450
Steven L. Beal		258,450
David W. Copeland		114,867
Curt F. Kamradt		114,867
E. Joseph Wright		114,867
David M. Thomas, III	9,040
Yorktown Energy Partners V, L.P.	180,511
Yorktown Energy Partners VI, L.P.	270,766
Wachovia Capital Partners 2004, LLC	90,255
PPM America Private Equity Fund, L.P.	19,856
Mansefeldt Concho Partners	18,051
Dian Graves Owen Foundation	12,410
Joseph Edwin Canon	677
Kade L. Matthews	1,354
Tejon Energy Partners, L.P.	11,959
Dodge Jones Foundation	11,959
Yale University	135,383
The Board of Trustees of the Leland Stanford Junior University	58,666
The General Mills Group Trust	36,553
The Voluntary Employees Beneficiary Association Trust for the General Mills and Bakery Confectionary, Tobacco and Grain Millers Heath and Welfare Plan	4,061

Schedule III

Name	Address for Notice
Timothy A. Leach
Steven L. Beal
David W. Copeland
Curt F. Kamradt
E. Joseph Wright
David M. Thomas, III
Yorktown Energy Partners V, L.P.
Yorktown Energy Partners VI, L.P.
Wachovia Capital Partners 2004, LLC
PPM America Private Equity Fund, L.P.
Mansefeldt Concho Partners
Dian Graves Owen Foundation
Joseph Edwin Canon
Kade L. Matthews
Tejon Energy Partners
Dodge Jones Foundation
Yale University
The Board of Trustees of the Leland Stanford Junior University
The General Mills Group Trust
The Voluntary Employees Beneficiary Association Trust for the General Mills and Bakery Confectionary, Tobacco and Grain Millers Heath and Welfare Plan